Asset Acquisition - Schedule of Summarizes the Allocation of Acquisition Cost (Details) - Miraex SA [Member] $ in Thousands, SFr in Millions	Jun. 30, 2026 USD ($)	Jun. 30, 2026 CHF (SFr)	Jun. 01, 2026 USD ($)
Schedule of Summarizes the Allocation of Acquisition Cost [Line Items]
Acquired technology			$ 7,524
Property, plant and equipment			261
Cash and cash equivalents			254
Inventory			118
Other receivables			81
Other assets			56
Total assets acquired	$ 7,500	SFr 5.9	8,294
Deferred income tax liability	$ (1,100)	SFr (0.9)	(1,128)
Financial liabilities			(765)
Pension liabilities			(270)
Accounts payable			(161)
Other liabilities			(125)
Total liabilities assumed			(2,449)
Net assets acquired / total acquisition cost			$ 5,845